Global Structured Finance

                               WAMU 2003 S1 022603

                            Collateral Summary Report

================================================================================

--------------------------------------
General Pool Characteristics
--------------------------------------
Pool Size:            $448,438,551.99
Loan Count:                       975
Cutoff Date:               2003-02-01
Avg. Loan Balance:    $    459,936.98
Avg. Orig. Balance:   $    460,501.62
W.A. FICO*:                       732
W.A. Orig. LTV:                 67.22%
W.A. Cut-Off LTV:               67.13%
W.A. Gross Coupon:             6.2297%
W.A. Net Coupon:               5.9297%
W.A. Servicing Fee:            0.3000%
W.A. Orig. Term:           357 months
W.A. Rem. Term:            356 months
W.A. Age:                    1 months
% over 80 LTV:                   4.15%
% with PMI:                      4.15%
W.A. MI Coverage:               23.56%
W.A. MI Adjusted LTV:           66.25%
% with Prepay Penalty:           0.00%
Max. Zipcode Conc.:              0.72%
--------------------------------------
* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.
--------------------------------------

--------------------------------------
Original Balance               Percent
--------------------------------------
300,001 - 350,000                9.88%
350,001 - 400,000               22.16
400,001 - 450,000               18.84
450,001 - 500,000               15.03
500,001 - 550,000                8.22
550,001 - 600,000                7.61
600,001 - 650,000               10.48
650,001 - 700,000                0.77
700,001 - 750,000                0.32
750,001 - 800,000                0.35
800,001 - 850,000                1.32
850,001 - 900,000                0.20
900,001 - 950,000                1.23
950,001 - 1,000,000              1.33
1,000,001 - 1,050,000            0.23
1,050,001 - 1,100,000            0.49
1,200,001 - 1,250,000            0.56
1,450,001 - 1,500,000            1.00
--------------------------------------
Total:                         100.00%
--------------------------------------
Average:   460,501.62
Lowest:    324,000.00
Highest: 1,500,000.00
S.D.:      136,174.79
--------------------------------------

--------------------------------------
Current Balance                Percent
--------------------------------------
250,001 - 300,000                0.06%
300,001 - 350,000                9.96
350,001 - 400,000               22.10
400,001 - 450,000               18.75
450,001 - 500,000               15.03
500,001 - 550,000                8.22
550,001 - 600,000                7.61
600,001 - 650,000               10.48
650,001 - 700,000                0.77
700,001 - 750,000                0.32
750,001 - 800,000                0.35
800,001 - 850,000                1.32
850,001 - 900,000                0.20
900,001 - 950,000                1.23
950,001 - 1,000,000              1.33
1,000,001 - 1,050,000            0.23
1,050,001 - 1,100,000            0.49
1,200,001 - 1,250,000            0.56
1,450,001 - 1,500,000            1.00
--------------------------------------
Total:                         100.00%
--------------------------------------
Average:   459,936.98
Lowest:    284,299.32
Highest: 1,500,000.00
S.D.:      136,217.00
--------------------------------------

--------------------------------------
Lien Position                  Percent
--------------------------------------
1                              100.00%
--------------------------------------
Total:                         100.00%
--------------------------------------




--------------------------------------
Coupon                         Percent
--------------------------------------
5.250                            0.08%
5.375                            0.28
5.500                            0.32
5.625                            0.64
5.750                            2.86
5.875                            7.21
6.000                           14.35
6.125                           17.24
6.250                           15.75
6.375                           24.79
6.500                           10.46
6.625                            2.70
6.750                            1.46
6.875                            1.24
7.000                            0.25
7.125                            0.09
7.250                            0.07
7.500                            0.19
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.:    6.2297
Lowest:  5.2500
Highest: 7.5000
S.D.:    0.2559
--------------------------------------

--------------------------------------
Credit Score                   Percent
--------------------------------------
800 - 824                        0.95%
775 - 799                       18.69
750 - 774                       21.67
725 - 749                       17.12
700 - 724                       17.31
675 - 699                       12.23
650 - 674                        6.99
625 - 649                        4.10
600 - 624                        0.93
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.:    732
Lowest:  620
Highest: 813
S.D.:     44
--------------------------------------

--------------------------------------
Product Type                   Percent
--------------------------------------
30 YR FIXED                     97.47%
20 YR FIXED                      1.90
25 YR FIXED                      0.51
29 YR FIXED                      0.11
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Index                          Percent
--------------------------------------
FIX                            100.00%
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Loan Purpose                   Percent
--------------------------------------
R/T REFI                        59.68%
Purchase                        21.61
C/O REFI                        18.71
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Property Type                  Percent
--------------------------------------
SFR                             96.18%
Condo - Low                      3.64
Duplex                           0.10
HC                               0.09
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
State                          Percent
--------------------------------------
California                      25.60%
Massachussetts                   9.45
New York                         8.60
Illinois                         7.84
Washington                       7.40
Other                           41.12
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Zip Code                       Percent
--------------------------------------
60010                            0.72%
90210                            0.61
06880                            0.59
98103                            0.55
60091                            0.54
Other                           96.98
--------------------------------------
Total:                         100.00%
--------------------------------------





--------------------------------------
Occupancy Status               Percent
--------------------------------------
Primary                         97.91%
Secondary                        2.09
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Documentation                  Percent
--------------------------------------
Full Doc                        86.51%
Reduced Doc                     13.49
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Original LTV                   Percent
--------------------------------------
20.1 - 25.0                      0.08%
25.1 - 30.0                      0.76
30.1 - 35.0                      1.58
35.1 - 40.0                      1.76
40.1 - 45.0                      4.13
45.1 - 50.0                      5.11
50.1 - 55.0                      5.17
55.1 - 60.0                      6.09
60.1 - 65.0                     10.37
65.1 - 70.0                     14.73
70.1 - 75.0                     22.78
75.1 - 80.0                     23.29
80.1 - 85.0                      0.89
85.1 - 90.0                      2.30
90.1 - 95.0                      0.96
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.:    67.22%
Lowest:  21.54%
Highest: 95.00%
S.D.:    13.15%
--------------------------------------

--------------------------------------
Current LTV                    Percent
--------------------------------------
20.1 - 25.0                      0.08%
25.1 - 30.0                      0.76
30.1 - 35.0                      1.58
35.1 - 40.0                      1.76
40.1 - 45.0                      4.13
45.1 - 50.0                      5.11
50.1 - 55.0                      5.17
55.1 - 60.0                      6.09
60.1 - 65.0                     10.44
65.1 - 70.0                     14.89
70.1 - 75.0                     22.71
75.1 - 80.0                     23.13
80.1 - 85.0                      0.89
85.1 - 90.0                      2.30
90.1 - 95.0                      0.96
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.:    67.13%
Lowest:  21.54%
Highest: 95.00%
S.D.:    13.13%
--------------------------------------

--------------------------------------
Mortgage Insurance Provider    Percent
--------------------------------------
NONE                            95.85%
PMI                              0.92
GE                               0.76
UGIC                             0.68
RMIC                             0.66
MGIC                             0.61
Radian                           0.54
--------------------------------------
Total:                         100.00%
--------------------------------------

--------------------------------------
Prepay Flag                    Percent
--------------------------------------
N                              100.00%
--------------------------------------
Total:                         100.00%
--------------------------------------





--------------------------------------
Delinquency*                   Percent
--------------------------------------
0-29 days                      100.00%
--------------------------------------
Total:                         100.00%
--------------------------------------
* OTS method
--------------------------------------

--------------------------------------
Original Term                  Percent
--------------------------------------
240                              1.90%
300                              0.51
351                              0.11
360                             97.47
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.:    357.4 months
Lowest:  240 months
Highest: 360 months
S.D.:     17.1 months
--------------------------------------

--------------------------------------
Remaining Term                 Percent
--------------------------------------
229 - 234                        0.07%
235 - 240                        1.83
295 - 300                        0.51
343 - 348                        0.09
349 - 354                        0.30
355 - 360                       97.20
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.:    356.4 months
Lowest:  233 months
Highest: 360 months
S.D.:     17.2 months
--------------------------------------

--------------------------------------
Age                            Percent
--------------------------------------
= 0                             32.95%
1 - 6                           66.80
7 - 12                           0.16
13 - 18                          0.09
--------------------------------------
Total:                         100.00%
--------------------------------------
W.A.:     1.0 months
Lowest:   0 months
Highest: 13 months
S.D.:     1.0 months
--------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================


Banc of America Securities LLC                                     Page 1  of  1

Global Structured Finance                                            975 records
                                                            Balance: 448,438,552

                               WAMU 2003 S1 022603

================================================================================

---------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate     Percent      Average                               W.A.      W.A.
                           of        Current      of Loans     Original   W.A.    W.A.    W.A.    Original  Remaining  W.A.
                        Mortgage    Principal   by Principal  Principal  Gross   FICO   Original  Term to   Term to    Loan
Product Type              Loans      Balance      Balance      Balance   Coupon  Score    LTV     Maturity   Maturity   Age
---------------------------------------------------------------------------------------------------------------------------
30 YR FIXED                950    $437,103,771      97.47%     $460,648  6.234%   731    67.32%      360       359      1
20 YR FIXED                 19       8,541,869       1.90       451,400  5.921    738    64.19       240       238      2
25 YR FIXED                  5       2,294,036       0.51       459,430  6.404    762    58.63       300       299      1
29 YR FIXED                  1         498,876       0.11       500,000  6.500    716    69.83       351       349      2
---------------------------------------------------------------------------------------------------------------------------
Total:                     975    $448,438,552     100.00%     $460,502  6.230%   732    67.22%      357       356      1
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================


Banc of America Securities LLC                                      Page 1 of 14

Global Structured Finance                                            975 records
                                                            Balance: 448,438,552

                               WAMU 2003 S1 022603

================================================================================

----------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate     Percent       Average                               W.A.      W.A.
                           of        Current      of Loans      Original   W.A.    W.A.    W.A.    Original  Remaining  W.A.
                        Mortgage    Principal   by Principal   Principal   Gross   FICO  Original   Term to   Term to   Loan
Original Balance          Loans      Balance      Balance       Balance   Coupon  Score    LTV     Maturity   Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000          131    $ 44,315,829      9.88%     $  338,770  6.243%   726    68.68%     357       356       1
350,001 - 450,000          463     183,851,935     41.00         397,691  6.239    734    68.80      357       356       1
450,001 - 550,000          211     104,249,067     23.25         494,597  6.218    733    66.86      358       357       1
550,001 - 650,000          133      81,093,387     18.08         610,310  6.202    733    67.18      359       358       1
650,001 - 750,000            7       4,897,269      1.09         700,000  6.129    706    56.65      360       359       1
750,001 - 850,000            9       7,456,011      1.66         829,080  6.331    718    65.03      353       352       1
850,001 - 950,000            7       6,392,370      1.43         913,804  6.336    729    59.34      360       359       1
950,001 - 1,050,000          7       7,011,062      1.56       1,002,143  6.195    737    52.94      360       359       1
1,050,001 - 1,150,000        2       2,181,622      0.49       1,092,500  6.190    693    64.69      300       299       1
1,150,001 - 1,250,000        2       2,500,000      0.56       1,250,000  6.250    736    63.70      360       360       0
1,450,001 - 1,550,000        3       4,490,000      1.00       1,496,667  6.334    698    48.99      360       360       0
----------------------------------------------------------------------------------------------------------------------------
Total:                     975    $448,438,552    100.00%     $  460,502  6.230%   732    67.22%     357       356       1
----------------------------------------------------------------------------------------------------------------------------
Average: $460,501.62
Lowest: $324,000.00
Highest: $1,500,000.00
S.D.: $136,174.79
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================


Banc of America Securities LLC                                      Page 2 of 14

Global Structured Finance                                            975 records
                                                            Balance: 448,438,552

                               WAMU 2003 S1 022603

================================================================================

----------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate     Percent      Average                                W.A.      W.A.
                           of        Current      of Loans     Original    W.A.    W.A.    W.A.    Original  Remaining  W.A.
Scheduled Current       Mortgage    Principal   by Principal  Principal    Gross   FICO  Original   Term to   Term to   Loan
    Balance               Loans      Balance      Balance      Balance    Coupon  Score    LTV     Maturity   Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
250,001 - 350,000          133    $ 44,949,893      10.02%    $  338,979   6.246%  726     68.83%     357       356      1
350,001 - 450,000          461     183,217,871      40.86        397,886   6.238   734     68.76      357       356      1
450,001 - 550,000          211     104,249,067      23.25        494,597   6.218   733     66.86      358       357      1
550,001 - 650,000          133      81,093,387      18.08        610,310   6.202   733     67.18      359       358      1
650,001 - 750,000            7       4,897,269       1.09        700,000   6.129   706     56.65      360       359      1
750,001 - 850,000            9       7,456,011       1.66        829,080   6.331   718     65.03      353       352      1
850,001 - 950,000            7       6,392,370       1.43        913,804   6.336   729     59.34      360       359      1
950,001 - 1,050,000          7       7,011,062       1.56      1,002,143   6.195   737     52.94      360       359      1
1,050,001 - 1,150,000        2       2,181,622       0.49      1,092,500   6.190   693     64.69      300       299      1
1,150,001 - 1,250,000        2       2,500,000       0.56      1,250,000   6.250   736     63.70      360       360      0
1,450,001 - 1,550,000        3       4,490,000       1.00      1,496,667   6.334   698     48.99      360       360      0
----------------------------------------------------------------------------------------------------------------------------
Total:                     975    $448,438,552     100.00%    $  460,502   6.230%  732     67.22%     357       356      1
----------------------------------------------------------------------------------------------------------------------------
Average: $459,936.98
Lowest: $284,299.32
Highest: $1,500,000.00
S.D.: $136,217.00
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate     Percent      Average                               W.A.      W.A.
                           of        Current      of Loans     Original   W.A.    W.A.    W.A.    Original  Remaining  W.A.
                        Mortgage    Principal   by Principal  Principal   Gross   FICO  Original   Term to   Term to   Loan
Lien Position             Loans      Balance      Balance      Balance   Coupon  Score    LTV     Maturity   Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
1                          975    $448,438,552     100.00%     $460,502   6.230%   732    67.22%     357        356      1
Total:                     975    $448,438,552     100.00%     $460,502   6.230%   732    67.22%     357        356      1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================


Banc of America Securities LLC                                      Page 3 of 14

Global Structured Finance                                            975 records
                                                            Balance: 448,438,552

                               WAMU 2003 S1 022603

================================================================================

---------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate      Percent     Average                              W.A.      W.A.
                           of        Current      of Loans     Original   W.A.    W.A.    W.A.    Original  Remaining  W.A.
                        Mortgage    Principal   by Principal  Principal   Gross   FICO  Original   Term to   Term to   Loan
Coupon                    Loans      Balance       Balance     Balance   Coupon  Score    LTV     Maturity   Maturity   Age
---------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250                1    $    369,126       0.08%    $ 370,000  5.250%   700    73.27%     240        239      1
5.251 - 5.375                3       1,243,134       0.28       416,667  5.375    731    64.49      310        308      1
5.376 - 5.500                4       1,437,613       0.32       359,913  5.500    720    71.44      328        327      1
5.501 - 5.625                6       2,883,509       0.64       481,444  5.625    740    66.81      329        328      1
5.626 - 5.750               27      12,803,937       2.86       474,829  5.750    746    70.00      345        344      1
5.751 - 5.875               70      32,351,616       7.21       462,580  5.875    738    66.97      353        352      1
5.876 - 6.000              139      64,373,310      14.35       463,553  6.000    732    66.43      358        357      1
6.001 - 6.125              165      77,325,357      17.24       469,061  6.125    738    67.29      360        359      1
6.126 - 6.250              154      70,625,500      15.75       459,037  6.250    731    67.56      359        359      1
6.251 - 6.375              245     111,183,590      24.79       454,576  6.375    730    66.51      359        358      1
6.376 - 6.500              102      46,898,939      10.46       460,360  6.500    725    66.42      358        357      1
6.501 - 6.625               27      12,127,217       2.70       449,863  6.625    714    72.14      353        352      1
6.626 - 6.750               14       6,558,654       1.46       469,371  6.750    716    70.81      350        349      2
6.751 - 6.875               11       5,557,598       1.24       506,114  6.875    719    67.56      360        358      2
6.876 - 7.000                3       1,103,632       0.25       368,833  7.000    689    80.65      360        358      2
7.001 - 7.125                1         407,319       0.09       410,000  7.125    624    70.09      360        352      8
7.126 - 7.250                1         323,493       0.07       324,000  7.250    726    60.56      360        358      2
7.376 - 7.500                2         865,008       0.19       433,000  7.500    682    75.27      360        358      2
---------------------------------------------------------------------------------------------------------------------------
Total:                     975    $448,438,552     100.00%    $460,502   6.230%   732    67.22%     357        356      1
---------------------------------------------------------------------------------------------------------------------------
W.A.: 6.230
Lowest: 5.250
Highest: 7.500
S.D.: 0.256
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================


Banc of America Securities LLC                                    Page 4  of  14

Global Structured Finance                                            975 records
                                                            Balance: 448,438,552

                               WAMU 2003 S1 022603

================================================================================

---------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate     Percent      Average                              W.A.      W.A.
                           of        Current     of Loans     Original    W.A.    W.A.    W.A.    Original  Remaining  W.A.
                        Mortgage    Principal   by Principal  Principal  Gross   FICO   Original  Term to    Term to   Loan
Credit Score             Loans       Balance      Balance      Balance   Coupon  Score    LTV     Maturity  Maturity   Age
---------------------------------------------------------------------------------------------------------------------------
800 - 824                  10     $  4,245,692      0.95%      $425,140  6.172%   804    69.61%     348        347       1
775 - 799                 188       83,827,716     18.69        446,357  6.181    785    66.01      357        357       1
750 - 774                 210       97,191,390     21.67        463,725  6.230    762    66.98      357        356       1
725 - 749                 163       76,785,413     17.12        471,510  6.200    737    67.05      358        357       1
700 - 724                 170       77,631,204     17.31        457,113  6.237    712    67.82      355        355       1
675 - 699                 117       54,863,428     12.23        469,380  6.273    688    66.87      358        357       1
650 - 674                  67       31,331,099      6.99        468,175  6.299    664    69.00      360        359       1
625 - 649                  40       18,389,723      4.10        460,257  6.292    639    68.78      360        359       1
600 - 624                  10        4,172,887      0.93        417,942  6.284    621    70.79      360        358       2
---------------------------------------------------------------------------------------------------------------------------
Total:                    975     $448,438,552    100.00%      $460,502  6.230%   732    67.22%     357        356       1
---------------------------------------------------------------------------------------------------------------------------
W.A.: 732
Lowest: 620
Highest: 813
S.D.: 44
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate     Percent      Average                              W.A.      W.A.
                           of        Current     of Loans     Original    W.A.    W.A.    W.A.    Original  Remaining  W.A.
                        Mortgage    Principal   by Principal  Principal  Gross   FICO   Original  Term to    Term to   Loan
Index                    Loans       Balance      Balance      Balance   Coupon  Score    LTV     Maturity  Maturity   Age
---------------------------------------------------------------------------------------------------------------------------
FIX                       975     $448,438,552    100.00%      $460,502  6.230%   732    67.22%     357        356      1
---------------------------------------------------------------------------------------------------------------------------
Total:                    975     $448,438,552    100.00%      $460,502  6.230%   732    67.22%     357        356      1
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================


Banc of America Securities LLC                                      Page 5 of 14

Global Structured Finance                                            975 records
                                                            Balance: 448,438,552

                               WAMU 2003 S1 022603

================================================================================

---------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate     Percent      Average                              W.A.      W.A.
                           of        Current     of Loans     Original    W.A.    W.A.    W.A.    Original  Remaining  W.A.
                        Mortgage    Principal   by Principal  Principal  Gross   FICO   Original  Term to    Term to   Loan
Loan Purpose             Loans       Balance      Balance      Balance   Coupon  Score    LTV     Maturity  Maturity    Age
---------------------------------------------------------------------------------------------------------------------------
R/T REFI                  579     $267,650,316     59.68%      $462,872  6.231%   736    64.65%     357        356      1
Purchase                  208       96,887,064     21.61        466,328  6.202    735    76.19      358        357      1
C/O REFI                  188       83,901,171     18.71        446,756  6.258    713    65.03      358        357      1
---------------------------------------------------------------------------------------------------------------------------
Total:                    975     $448,438,552    100.00%      $460,502  6.230%   732    67.22%     357        356      1
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate     Percent      Average                              W.A.      W.A.
                           of        Current     of Loans     Original    W.A.    W.A.    W.A.    Original  Remaining  W.A.
                        Mortgage    Principal   by Principal  Principal  Gross   FICO   Original  Term to    Term to   Loan
Property Type            Loans       Balance      Balance      Balance   Coupon  Score    LTV     Maturity  Maturity    Age
---------------------------------------------------------------------------------------------------------------------------
SFR                       940     $431,293,539     96.18%      $459,391  6.223%   731    67.17%     357        356      1
Condo - Low                33       16,301,450      3.64        494,449  6.395    746    68.29      360        359      1
Duplex                      1          444,578      0.10        445,000  6.250    761    89.90      360        359      1
HC                          1          398,986      0.09        400,000  6.875    705    48.48      360        357      3
---------------------------------------------------------------------------------------------------------------------------
Total:                    975     $448,438,552    100.00%      $460,502  6.230%   732    67.22%     357        356      1
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================


Banc of America Securities LLC                                    Page 6  of  14

Global Structured Finance                                            975 records
                                                            Balance: 448,438,552

                               WAMU 2003 S1 022603

================================================================================

                         Number     Aggregate      Percent     Average                              W.A.       W.A.
                           of        Current      of Loans     Original   W.A.    W.A.    W.A.    Original  Remaining  W.A.
                        Mortgage    Principal   by Principal  Principal   Gross   FICO  Original   Term to   Term to   Loan
State                     Loans      Balance      Balance      Balance   Coupon  Score     LTV    Maturity   Maturity   Age
---------------------------------------------------------------------------------------------------------------------------
California                 243    $114,805,310      25.60%    $472,628   6.192%   736    64.75%     359        358      0
Massachussetts              89      42,357,174       9.45      476,576   6.279    735    65.33      355        354      1
New York                    80      38,546,162       8.60      482,401   6.271    723    63.49      356        355      1
Illinois                    79      35,161,064       7.84      445,759   6.218    739    67.99      356        355      1
Washington                  71      33,183,361       7.40      467,734   6.169    736    67.03      360        359      1
Other                      413     184,385,480      41.12      447,237   6.247    727    69.86      357        356      1
---------------------------------------------------------------------------------------------------------------------------
Total:                     975    $448,438,552     100.00%    $460,502   6.230%   732    67.22%     357        356      1
---------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate      Percent      Average                              W.A.      W.A.
                           of        Current      of Loans      Original   W.A.    W.A.    W.A.    Original  Remaining  W.A.
                        Mortgage    Principal   by Principal   Principal  Gross   FICO   Original   Term to   Term to   Loan
Zip Code                  Loans      Balance      Balance       Balance   Coupon  Score    LTV     Maturity  Maturity    Age
----------------------------------------------------------------------------------------------------------------------------
60010                        7    $  3,233,068       0.72%    $  463,429  6.143%   742    62.55%      360      359       1
90210                        2       2,750,000       0.61      1,375,000  6.330    737    54.91       360      360       0
06880                        5       2,634,126       0.59        527,200  6.306    718    45.24       360      359       1
98103                        5       2,476,346       0.55        496,000  6.202    746    71.87       360      359       1
60091                        5       2,436,937       0.54        487,750  6.165    753    63.69       360      359       1
Other                      951     434,908,075      96.98        457,876  6.230    731    67.46       357      356       1
----------------------------------------------------------------------------------------------------------------------------
Total:                     975    $448,438,552     100.00%    $  460,502  6.230%   732    67.22%      357      356       1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================


Banc of America Securities LLC                                      Page 7 of 14

Global Structured Finance                                            975 records
                                                            Balance: 448,438,552

                               WAMU 2003 S1 022603

================================================================================

----------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate      Percent     Average                               W.A.       W.A.
                           of        Current      of Loans     Original   W.A.     W.A.    W.A.    Original  Remaining  W.A.
                        Mortgage    Principal   by Principal  Principal   Gross    FICO  Original  Term to    Term to   Loan
Occupancy Status          Loans      Balance      Balance      Balance   Coupon   Score    LTV     Maturity   Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
Primary                    955    $439,075,128      97.91%    $460,331    6.226%   731    67.19%      357       356      1
Secondary                   20       9,363,424       2.09      468,671    6.394    737    68.31       360       359      1
----------------------------------------------------------------------------------------------------------------------------
Total:                     975    $448,438,552     100.00%    $460,502    6.230%   732    67.22%      357       356      1
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate      Percent     Average                               W.A.       W.A.
                           of        Current      of Loans     Original   W.A.     W.A.    W.A.    Original  Remaining  W.A.
                        Mortgage    Principal   by Principal  Principal   Gross    FICO  Original  Term to    Term to   Loan
Documentation            Loans       Balance      Balance      Balance   Coupon   Score     LTV    Maturity   Maturity   Age
----------------------------------------------------------------------------------------------------------------------------
Full Doc                   849    $387,946,135      86.51%     $457,516   6.224%   730    67.58%      358       357       1
Reduced Doc                126      60,492,417      13.49       480,622   6.265    742    64.87       356       356       1
----------------------------------------------------------------------------------------------------------------------------
Total:                     975    $448,438,552     100.00%     $460,502   6.230%   732    67.22%      357       356       1
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================


Banc of America Securities LLC                                      Page 8 of 14

Global Structured Finance                                            975 records
                                                            Balance: 448,438,552

                               WAMU 2003 S1 022603

================================================================================

---------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate      Percent     Average                              W.A.       W.A.
                           of        Current      of Loans     Original   W.A.    W.A.    W.A.    Original  Remaining  W.A.
                        Mortgage    Principal   by Principal  Principal  Gross   FICO   Original   Term to   Term to   Loan
Original LTV              Loans      Balance      Balance      Balance   Coupon  Score     LTV    Maturity   Maturity   Age
---------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00                1    $    350,000       0.08%     $350,000   6.250%  706     21.54%      360       360      0
25.01 - 30.00                7       3,402,728       0.76       486,929   6.353   721     28.93       342       341      1
30.01 - 35.00               13       7,073,047       1.58       544,923   6.237   741     32.99       360       359      1
35.01 - 40.00               16       7,895,010       1.76       493,625   6.182   712     37.20       360       360      0
40.01 - 45.00               38      18,529,840       4.13       487,926   6.224   733     42.85       356       355      1
45.01 - 50.00               47      22,931,054       5.11       488,272   6.222   732     47.69       359       358      1
50.01 - 55.00               52      23,200,942       5.17       446,570   6.181   741     53.06       352       351      1
55.01 - 60.00               59      27,299,232       6.09       463,143   6.214   733     57.56       358       358      1
60.01 - 65.00               93      46,514,437      10.37       500,563   6.211   740     62.58       357       357      1
65.01 - 70.00              139      66,045,304      14.73       475,679   6.272   728     68.07       356       355      1
70.01 - 75.00              221     102,160,374      22.78       462,764   6.241   729     73.52       359       358      1
75.01 - 80.00              241     104,435,047      23.29       434,188   6.207   735     78.87       358       357      1
80.01 - 85.00               10       3,980,028       0.89       398,616   6.354   710     83.96       360       359      1
85.01 - 90.00               26      10,302,520       2.30       396,853   6.270   708     89.59       355       354      2
90.01 - 95.00               12       4,318,990       0.96       360,432   6.265   696     94.52       360       359      1
---------------------------------------------------------------------------------------------------------------------------
Total:                     975    $448,438,552     100.00%     $460,502   6.230%  732     67.22%      357       356      1
---------------------------------------------------------------------------------------------------------------------------
W.A.: 67.22%
Lowest: 21.54%
Highest: 95.00%
S.D.: 13.15%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================


Banc of America Securities LLC                                     Page 9 of 14

Global Structured Finance                                            975 records
                                                            Balance: 448,438,552

                               WAMU 2003 S1 022603

================================================================================

---------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate      Percent     Average                               W.A.      W.A.
                           of        Current      of Loans     Original   W.A.    W.A.    W.A.    Original  Remaining  W.A.
                        Mortgage    Principal   by Principal  Principal  Gross    FICO  Original   Term to   Term to   Loan
Cut-Off LTV               Loans      Balance       Balance     Balance   Coupon  Score    LTV     Maturity  Maturity    Age
---------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00               1     $    350,000       0.08%     $350,000   6.250%  706     21.54%     360       360      0
25.01 - 30.00               7        3,402,728       0.76       486,929   6.353   721     28.93      342       341      1
30.01 - 35.00              13        7,073,047       1.58       544,923   6.237   741     32.99      360       359      1
35.01 - 40.00              16        7,895,010       1.76       493,625   6.182   712     37.20      360       360      0
40.01 - 45.00              38       18,529,840       4.13       487,926   6.224   733     42.85      356       355      1
45.01 - 50.00              47       22,931,054       5.11       488,272   6.222   732     47.69      359       358      1
50.01 - 55.00              52       23,200,942       5.17       446,570   6.181   741     53.06      352       351      1
55.01 - 60.00              59       27,299,232       6.09       463,143   6.214   733     57.56      358       358      1
60.01 - 65.00              94       46,798,736      10.44       499,014   6.212   740     62.68      357       357      1
65.01 - 70.00             141       66,788,086      14.89       474,230   6.278   728     68.09      356       355      1
70.01 - 75.00             220      101,826,214      22.71       463,331   6.238   730     73.55      359       358      1
75.01 - 80.00             239      103,742,126      23.13       434,625   6.206   735     78.89      358       357      1
80.01 - 85.00              10        3,980,028       0.89       398,616   6.354   710     83.96      360       359      1
85.01 - 90.00              26       10,302,520       2.30       396,853   6.270   708     89.59      355       354      2
90.01 - 95.00              12        4,318,990       0.96       360,432   6.265   696     94.52      360       359      1
---------------------------------------------------------------------------------------------------------------------------
Total:                    975     $448,438,552     100.00%     $460,502   6.230%  732     67.22%     357       356      1
---------------------------------------------------------------------------------------------------------------------------
W.A.: 67.13%
Lowest: 21.54%
Highest: 95.00%
S.D.: 13.13%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================


Banc of America Securities LLC                                     Page 10 of 14

Global Structured Finance                                             975 record
                                                            Balance: 448,438,552

                               WAMU 2003 S1 022603

================================================================================

---------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate      Percent     Average                                        W.A.
                           of        Current      of Loans     Original   W.A.    W.A.    W.A.    Original  Remaining  W.A.
                        Mortgage    Principal   by Principal  Principal   Gross   FICO  Original   Term to   Term to   Loan
Delinquency*              Loans      Balance      Balance     Balance    Coupon  Score    LTV     Maturity   Maturity   Age
---------------------------------------------------------------------------------------------------------------------------
0-29 days                 975     $448,438,552     100.00%     $460,502   6.230%  732     67.22%     357       356      1
---------------------------------------------------------------------------------------------------------------------------
Total:                    975     $448,438,552     100.00%     $460,502   6.230%  732     67.22%     357       356      1
---------------------------------------------------------------------------------------------------------------------------
 * OTS method
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate     Percent      Average                              W.A.     W.A.
                           of        Current      of Loans     Original   W.A.    W.A.    W.A.    Original  Remaining  W.A.
                        Mortgage    Principal   by Principal  Principal   Gross   FICO  Original   Term to   Term to   Loan
Prepay Flag               Loans      Balance      Balance      Balance   Coupon  Score    LTV     Maturity  Maturity    Age
---------------------------------------------------------------------------------------------------------------------------
N                         975     $448,438,552     100.00%     $460,502   6.230%  732     67.22%     357       356      1
---------------------------------------------------------------------------------------------------------------------------
Total:                    975     $448,438,552     100.00%     $460,502   6.230%  732     67.22%     357       356      1
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================


Banc of America Securities LLC                                     Page 11 of 14

Global Structured Finance                                            975 records
                                                            Balance: 448,438,552

                               WAMU 2003 S1 022603

================================================================================

---------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate      Percent      Average                              W.A.       W.A.
                           of        Current      of Loans     Original   W.A.    W.A.    W.A.    Original  Remaining  W.A.
                        Mortgage    Principal   by Principal  Principal  Gross   FICO   Original   Term to    Term to  Loan
Original Term             Loans      Balance       Balance      Balance  Coupon  Score    LTV     Maturity   Maturity   Age
---------------------------------------------------------------------------------------------------------------------------
240                        19     $  8,541,869       1.90%     $451,400   5.921%  738     64.19%     240       238      2
300                         5        2,294,036       0.51       459,430   6.404   762     58.63      300       299      1
351                         1          498,876       0.11       500,000   6.500   716     69.83      351       349      2
360                       950      437,103,771      97.47       460,648   6.234   731     67.32      360       359      1
---------------------------------------------------------------------------------------------------------------------------
Total:                    975     $448,438,552     100.00%     $460,502   6.230%  732     67.22%     357       356      1
---------------------------------------------------------------------------------------------------------------------------
W.A.: 357.4 months
Lowest: 240 months
Highest: 360 months
S.D.: 17.1 months
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================


Banc of America Securities LLC                                     Page 12 of 14

Global Structured Finance                                            975 records
                                                            Balance: 448,438,552

                               WAMU 2003 S1 022603

================================================================================

---------------------------------------------------------------------------------------------------------------------------
                         Number    Aggregate      Percent      Average                               W.A.      W.A.
                           of       Current       of Loans     Original   W.A.    W.A.     W.A.   Original  Remaining  W.A.
Scheduled Remaining     Mortgage   Principal    by Principal  Principal  Gross    FICO  Original  Term to    Term to   Loan
Term                     Loans      Balance       Balance      Balance   Coupon  Score    LTV     Maturity  Maturity    Age
---------------------------------------------------------------------------------------------------------------------------
229 - 234                    1    $    325,282       0.07%     $330,000   6.625%   688    75.00%      240       233      7
235 - 240                   18       8,216,587       1.83       458,144   5.893    740    63.76       240       239      1
295 - 300                    5       2,294,036       0.51       459,430   6.404    762    58.63       300       299      1
343 - 348                    1         382,772       0.09       388,000   6.000    756    80.00       360       347     13
349 - 354                    3       1,323,321       0.30       443,333   6.811    700    73.12       357       351      5
355 - 360                  947     435,896,554      97.20       460,821   6.233    731    67.29       360       359      1
---------------------------------------------------------------------------------------------------------------------------
Total:                     975    $448,438,552     100.00%     $460,502   6.230%   732    67.22%      357       356      1
---------------------------------------------------------------------------------------------------------------------------
W.A.: 356.4 months
Lowest: 233 months
Highest: 360 months
S.D.: 17.2 months
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================


Banc of America Securities LLC                                     Page 13 of 14

Global Structured Finance                                            975 records
                                                            Balance: 448,438,552

                               WAMU 2003 S1 022603

================================================================================

---------------------------------------------------------------------------------------------------------------------------
                         Number     Aggregate      Percent     Average                               W.A.      W.A.
                           of        Current      of Loans     Original   W.A.    W.A.     W.A.   Original  Remaining  W.A.
                        Mortgage    Principal   by Principal  Principal  Gross    FICO  Original   Term to   Term to   Loan
Cutoff Loan Age          Loans       Balance       Balance     Balance   Coupon  Score    LTV     Maturity   Maturity   Age
---------------------------------------------------------------------------------------------------------------------------
= 0                        307    $147,761,460      32.95%     $481,318   6.169%   735    64.96%      359       359      0
1 - 6                      665     299,561,718      66.80       451,273   6.258    730    68.30       357       355      1
7 - 12                       2         732,601       0.16       370,000   6.903    652    72.27       307       299      8
13 - 18                      1         382,772       0.09       388,000   6.000    756    80.00       360       347     13
---------------------------------------------------------------------------------------------------------------------------
Total:                     975    $448,438,552     100.00%     $460,502   6.230%   732    67.22%      357       356      1
---------------------------------------------------------------------------------------------------------------------------
W.A.: 1.0 months
Lowest: 0 months
Highest: 13 months
S.D.: 1.0 months
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
================================================================================


Banc of America Securities LLC                                     Page 14 of 14